UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ABERDEEN JAPAN EQUITY FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aberdeen Japan Equity Fund, Inc.

c/o Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103
(800) 522-5465

April 10, 2015

Dear Stockholders:

The Annual Meeting of Stockholders (the "Meeting") of the Aberdeen Japan Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held on Thursday, June 18, 2015, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, at 11:00 a.m., New York time. A Notice and Proxy Statement regarding the Meeting are available over the Internet at www.amstock.com/proxyservices/ViewMaterials.asp.

At the Meeting, the Fund's stockholders will elect two Directors of the Fund. In addition, the stockholders who are present at the Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

If you will not be able to attend the Meeting in person, please take the time now to review the accompanying materials and vote your shares by proxy. Your vote is important.

The Board of Directors has recommended that the stockholders vote in favor of the foregoing matter.

Respectfully,

/s/ Martin J. Gruber

Martin J. Gruber

Chairman of the Board of Directors of Aberdeen Japan Equity Fund, Inc.

YOU ARE STRONGLY URGED TO VOTE YOUR SHARES BY PROXY OVER THE INTERNET OR VIA THE TOLL-FREE TELEPHONE NUMBER, AS DESCRIBED IN THE ACCOMPANYING MATERIALS. AS AN ALTERNATIVE, IF YOU REQUESTED AND RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, PLEASE PROMPTLY SIGN AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO ENSURE A QUORUM AT THE MEETING.

YOUR VOTE IS IMPORTANT.

Aberdeen Japan Equity Fund, Inc.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
JUNE 18, 2015

To the Stockholders of
Aberdeen Japan Equity Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Aberdeen Japan Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, on Thursday, June 18, 2015, at 11:00 a.m., New York time, for the following purposes:

1.  To consider and vote upon the election of two Directors of the Fund, to serve until the 2018 Annual Meeting of Stockholders and until each such Director's successor is duly elected and qualifies.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

On or about April 10, 2015, the Fund will mail stockholders a notice containing instructions on how to access the Proxy Statement and proxy card (the "Notice of Internet Availability of Proxy Materials"). As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials. These proxy materials will be available free of charge.

The Notice of Internet Availability of Proxy Materials also includes instructions on how to receive a paper copy of the proxy materials by mail or an electronic copy of the materials by e-mail. The proxy materials sent to you will include the proxy card, which you may complete, sign and return by mail. The proxy materials will also provide you with instructions on how to cast your vote over the Internet and a telephone number you may call to cast your vote.

The Fund's Board of Directors has fixed the close of business on March 30, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Any stockholder who does not expect to attend the Meeting in person is requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the requested proxy card and returning it promptly. You may nevertheless vote in person at the Meeting if you choose to attend. Your vote is important. The proxy is being solicited by the Board of Directors.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

April 10, 2015

Aberdeen Japan Equity Fund, Inc.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of the ABERDEEN JAPAN EQUITY FUND, INC., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, on Monday, June 18, 2015, at 11:00 a.m., New York time and at any adjournments thereof. A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement. This Proxy Statement and proxy card are first being made available to stockholders on or about April 10, 2015.

Any stockholder giving a proxy in advance of the Meeting has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103), by executing a superseding proxy or by attending the Meeting in person and voting at the Meeting. All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR Proposal 1. Shares owned by any stockholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

Under rules and regulations of the U.S. Securities and Exchange Commission (the "Commission"), instead of mailing a printed copy of the proxy materials to each stockholder of record, the Fund is furnishing proxy materials, which include the Proxy Statement, over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct how you may access and review the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs how you may submit your proxy card via the Internet. You may also vote your shares via touchtone telephone by dialing 1-800-PROXIES (please call 1-718-921-8500 for calls from outside the United States). If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. It is expected that the Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about April 10, 2015.

The Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the Fund's investor relations program at Aberdeen Asset Management Inc. ("AAMI") at AAMI's principal executive offices, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, attention: Aberdeen Japan Equity Fund, Inc.: Investor Relations, or by calling collect at 1-800-522-5465.

The Board has fixed the close of business on March 30, 2015 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 13,662,883 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

It is essential that stockholders vote their shares in person or by proxy over the Internet, by telephone or by completing, dating, signing and returning each requested paper proxy card as indicated in the Fund's proxy card. Stockholders are able to vote their shares by proxy over the Internet at www.voteproxy.com. The Internet procedures are designed to authenticate a stockholder's identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Stockholders will also be able to obtain a toll free number to vote their shares by proxy via touchtone telephone after viewing the proxy materials over the Internet at www.amstock.com/proxyservices/ViewMaterials.asp. The Notice of Internet Availability of Proxy Materials includes instructions on how to request paper copies of proxy materials. If you received printed proxy materials, you may submit your proxy by mail by signing your proxy card and mailing it in the enclosed envelope.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE MATTERS MENTIONED IN THE NOTICE OF MEETING.

Proposal 1: ELECTION OF DIRECTORS

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies FOR the election of the nominees listed below as Directors of the Fund.

(i)  Radhika Ajmera, as a Class I Director, to serve until the 2018 Annual Meeting of Stockholders and until her successor is duly elected and qualifies;

(ii)  Martin J. Gruber, as a Class I Director, to serve until the 2018 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

The terms of all nominees for Director will expire on the date on which Directors are elected at the Annual Meeting of Stockholders of the Fund in the year stated above or the date that his or her successor is elected and qualified. If any such nominee should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board to replace any such nominee. The election of each nominee as a Director of the Fund will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. A majority of the Fund's outstanding shares as of the Record Date, represented in person or represented by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of Proposal 1, withholding of authority to vote for a nominee will be counted in determining whether a quorum is present at the Meeting, and will be treated as votes cast against the nominee at the Meeting.

Each nominee for Director of the Fund has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board has no reason to believe that either of the nominees named above will become unavailable for election as a Directors, but if that should occur before the meeting for the Fund, the persons named as proxies in the proxy cards will vote for such person(s) as the Board of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning the nominees for Director of the Fund, as well as the other current Directors of the Fund. Neither the Director nominees nor any other current Directors of the Fund are deemed by the Fund's counsel to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

Name, Address of Nominees/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Radhika Ajmera† c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market St., 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1964	Ms. Ajmera has been an independent consultant since 2008 and provides consulting services to firms in the financial sector. Ms. Ajmera has over twenty years' experience in fund management, predominantly in emerging markets.	2014	$0	$0	1	None.
Martin J. Gruber(4)† 229 S. Irving Street Ridgewood, N.J. 07450 Year of Birth: 1937	Mr. Gruber has been a Professor Emeritus and Scholar in Residence, Leonard N. Stern School of Business, New York University, since 2010. He was previously Professor of Finance, from 1965 to 2010.	1992	$50,001-100,000	over $100,000	2	Trustee, National Bureau of Economic Research, since 2005.
David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130 Year of Birth: 1943	Prior to retiring, Mr. Harmer was the Director of Community and Economic Development, City of Ogden, from 2005 to 2008.	1997	$10,001-50,000	$10,001-50,000	2	None.

Name, Address of Nominees/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)(3)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Richard J. Herring c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1946	Mr. Herring is the Jacob Safra Professor of International Banking and Professor, Finance Department, at The Wharton School, University of Pennsylvania, since 1972. He is also the Founding Director, Wharton Financial Institutions Center, since 1994; Co-chair of the Shadow Financial Regulatory Committee, since 2000; and Executive Director of the Financial Economists Roundtable, since 2008. He is a member of the Systemic Risk Council and the FDIC's Systemic Resolution Advisory Council.	2007	$10,001-50,000	$10,001-50,000	2	Trustee, Deutsche Asset Management Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank, Delaware, since 2010.
Rahn K. Porter 944 E. Rim Road Franktown, CO 80116 Year of Birth: 1954	Mr. Porter has been the Interim Chief Executive Officer since 2014 and the Chief Financial Officer of The Colorado Health Foundation since 2013. He previously was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.	2007	$10,001-50,000	$50,001-100,000	2	Director, CenturyLink Investment Management Company (formerly Qwest Asset Management Company) since 2006; Director, BlackRidge Financial, Inc., since 2005.

(1)  Each director serves for a three year term. The current term for Ms. Ajmera and Messrs. Gruber, Harmer, Herring and Porter ends at the annual stockholder meeting in 2015, 2015, 2016, 2017 and 2016, respectively.

(2)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of March 17, 2015. "Family of Investment Companies" includes the Fund and other registered investment companies advised by Aberdeen Asset Management Asia Limited or its affiliates which hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  As of March 31, 2015, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen

Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds and the Aberdeen Investment Funds are U.S. registered funds that have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund.

(4)  The Board of Directors determined that Mr. Gruber's experience and knowledge of the Fund, financial expertise and knowledge of closed-end fund dynamics provided a basis for Mr. Gruber's continued service as a Director of the Fund under the retirement policy of the Fund established in December 2012.

†  Nominee for Director.

Additional Information about the Board of Directors

The Board believes that each Director's experience, qualifications, attributes and/or skills on an individual basis and in combination with those of the other Directors on the Board lead to the conclusion that each Director should serve on the Board. The Board believes that each Director's ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with Aberdeen Asset Management Asia Limited ("AAMAL"), the Fund's investment manager, other services providers, counsel, and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and Fund.

A Director's ability to contribute effectively may have been attained through the Director's executive, business, consulting, and/or academic positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director. Ms. Ajmera—financial background in fund management; Mr. Gruber—financial background as Professor Emeritus and Scholar in Residence and previously a professor of finance at the Leonard N. Stern School of Business, fund leadership role as chairman of the board of directors for another fund within the Aberdeen complex, as well as board experience with other investment companies; Mr. Harmer—business background, accounting expertise and executive management experience as a president, chairman chief financial officer, corporate controller and a director of various private and governmental entities and director of another fund within the Aberdeen complex; Mr. Herring—financial background as professor of finance and board experience with other closed-end investment companies and public companies and director of another fund within the Aberdeen complex; and Mr. Porter—business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of another fund within the Aberdeen complex.

The Board believes that the significance to the Fund of each Director's experience, qualifications, attributes and/or skills is an individual matter (meaning that it may vary by individual) and that these factors are best evaluated at the Board level, with no particular factor being indicative of effectiveness. In addition, in its periodic self-assessment of its effectiveness, the Board considers the complementary individual skills and experience to oversee the business of the Fund. References to the experience, qualifications, attributes and/or skills of Directors are presented pursuant to disclosure requirements of the Commission, do not constitute holding out the Board or any Director as having any special expertise or experience, and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Based on the information furnished by each of the Directors as of October 31, 2014, neither any of the Directors nor any immediate family member of the Directors owned any securities of the investment manager, or any of its affiliates, of the Fund as of such date.

The Fund's Board held four regular meetings and one special meeting during its fiscal year ended October 31, 2014. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, each Director attended the meeting.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's (the "NYSE") Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Audit Committee are Messrs. Gruber, Harmer, Herring and Porter and Ms. Ajmera. Mr. Porter has been designated as the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Fund's Audit Committee met two times during its fiscal year. The report of the Fund's Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 13 and 14 of this Proxy Statement.

The Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.aberdeenjeq.com. The current members of the Fund's Nominating and Compensation Committee are Messrs. Gruber, Harmer, Herring and Porter and Ms. Ajmera. The Fund's Nominating and Compensation Committee met once during its last fiscal year.

Process of Evaluation of Independent Director Candidates

The Fund's Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors of the Fund.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund's commitment to independent oversight is demonstrated by the fact that all of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund's investment manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Fund's investment manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Fund

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	September 2012

Currently, Head of Product-US, overseeing Product Management, Product Development and Investor Services for Aberdeen's registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers (continued)
Jeffrey Cotton* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President—Compliance	September 2012

Currently, Vice President and Head of Compliance—Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform.

Andrea Melia* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	September 2012	Currently, Head of Fund Administration-US and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in 2009.
Megan Kennedy* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	September 2012	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005.
Bev Hendry* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	December 2014

Co-Head of Americas and Chief Financial Officer for Aberdeen Asset Management Inc. since July 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen's business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.

Jennifer Nichols* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	September 2012	Currently, Global Head of Legal and Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in 2006.
Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	September 2012

Currently, Group Head of Product Development, for Aberdeen Asset Management PLC and Director of Aberdeen Managers Limited. Previously Director and Vice President (from 2006 to 2008), Chief Executive Officer (from 2005 to 2006) and employee (since 2005) of AAMI.

Lucia Sitar* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	September 2012	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in 2007.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers (continued)
Sharon Ferrari* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	March 2014	Currently, Senior Fund Administration Manager for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.
Heather Hasson* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	September 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined Aberdeen Asset Management Inc. as a Fund Administrator in 2006.
Sofia Rosala* Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Deputy Chief Compliance Officer	March 2014

Currently, Deputy Funds CCO/U.S. Counsel for AAMI. She joined Aberdeen in 2012 as U.S. Counsel. Prior to that Ms. Rosala served as Counsel for Vertex, Inc. (2011-2012) and Senior Associate at Morgan, Lewis & Bockius from 2008-2011.

*  Messrs. Goodson, Cotton, Hendry, and Pittard and Mses. Nichols, Melia, Kennedy, Sitar, Hasson, Ferrari and Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds and Aberdeen Investment Funds all of which may be deemed to be a part of the same "Fund Complex."

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of the Fund not affiliated with the Fund's investment manager was $80,438 and $45,600 for the fiscal years ended October 31, 2014 and 2013, respectively. Effective March 4, 2014, each such non-affiliated Director receives fees, paid by the Fund, of $1,500 for each Directors' meeting attended in person, $1,000 for each Directors' meeting attended by telephone, $750 for each audit committee meeting attended in person or by telephone and an annual fee of $12,000. The Chairman of the Board of Directors receives an additional $5,000 annually. The Chairman of the Fund's Audit Committee receives an additional $3,000 annually.

The officers of the Fund did not receive any compensation from the Fund. As of March 31, 2015, all of the Fund's Directors are independent. AAMI, which pays the compensation and certain expenses of the officers of AAMI who serve as officers of the Fund, receives administration fees from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund(1)	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Radhika Ajmera(2)	$4,850	$4,850
Martin J. Gruber	21,897	39,972
David G. Harmer	16,897	35,647
Richard J. Herring	16,897	35,647
Rahn K. Porter	19,897	41,647

(1)  Paid through fiscal year end October 31, 2014.

(2)  Ms. Ajmera became a Director of the Fund effective September 1, 2014 and therefore received only partial compensation over the fiscal year ended October 31, 2014.

INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund and its principal office is located 21 Church Street #01-01, Capital Square Two, Singapore 049480. AAMI serves as the administrator to the Fund and its principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Fund's officers and Directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE. The Fund believes that its officers and Directors have complied with all applicable filing requirements.

REPORT OF THE AUDIT COMMITTEE

At a meeting held on December 9, 2014, the Board of the Fund, a Maryland corporation (the "Fund"), including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected PricewaterhouseCoopers LLP ("PWC") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2015. Although it is not expected that a representative of PWC will attend the Meeting, a representative will be available by telephone to make a statement to the stockholders, if the representative wishes to do so, and to respond to stockholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2014 were audited by PWC. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from PWC required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and have discussed with PWC its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of PWC in the Fund. The Audit Committee has discussed with PWC the matters required to be discussed by SAS 61 and PCAOB AS 16, as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of the Fund has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2014 be included in the Fund's most recent annual report filed with the Commission.

Rahn K. Porter, Chairman of the Audit Committee
Radhika Ajmera, Member of the Audit Committee
Martin J. Gruber, Member of the Audit Committee
David G. Harmer, Member of the Audit Committee
Richard J. Herring, Member of the Audit Committee

Audit Fees

The aggregate fees billed by PWC for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal years ended October 31, 2014 and 2013 were $65,180 and $63,280, respectively.

Audit-Related Fees

The aggregate fees billed by PWC for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2014 and 2013 were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by PWC for professional services rendered by PWC for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2014 and 2013 were $5,300 and $10,175, respectively.

Other Fees

There were no other fees billed by PWC for services rendered to the Fund for the fiscal years ended October 31, 2014 and 2013.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which PWC billed the Fund fees for the fiscal years ended October 31, 2014 and 2013 were pre-approved by the Fund's Audit Committee.

The aggregate fees billed by PWC for non-audit services rendered to Aberdeen Asset Management Asia Limited, the Fund's investment manager ("AAMAL") or any entity controlling, controlled by, or under common control with AAMAL that provided ongoing services to the Fund for the fiscal year ended October 31, 2014 were $2,300,584. The aggregate fees billed by PWC for non-audit services rendered to the Daiwa SB Investments (USA) Ltd, the Fund's previous investment manager ("Daiwa SB"), Daiwa SB Investments Ltd., the Fund's investment adviser ("Daiwa SBI") or any entity controlling, controlled by or under common control of Daiwa SB or Daiwa SBI that provided on going services to the Fund for the fiscal year ended October 31, 2013 were $1,009,023.

The Audit Committee of the Fund has considered whether the provision of non-audit services rendered to affiliates of the investment manager of the Fund is compatible with maintaining the independence of PWC and has concluded it is.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares of common stock as of the Record Date. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Number of Shares of Common Stock and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)
1607 Capital Partners LLC 4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	2,445,774	(2)	17.8%
Lazard Asset Management LLC 30 Rockefellar Plaza New York, NY 10112	1,814,187	(3)	12.8%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	1,492,194	(4)	10.6%

(1)  The information provided in this column regarding the percent of common stock outstanding is based on the publicly available Schedule 13D and 13G disclosures filed with the Commission as of the Record Date.

(2)  The above information is based on a Schedule 13G filed with the Commission on February 17, 2015, which indicates that 1607 Capital Partners, LLC has sole voting power and sole dispositive power with respect to its 2,445,774 shares of common stock.

(3)  The above information is based on a Schedule 13G filed with the Commission on January 29, 2015, which indicates that Lazard Asset Management LLC has sole voting power and sole dispositive power with respect to its 1,814,187 shares of common stock.

(4)  The above information is based on a Schedule 13G filed with the Commission on January 12, 2015, which indicates that Wells Fargo & Company has sole voting power and sole dispositive power with respect to its 1,492,194 shares of common stock.

Security Ownership of Management. As of the record date, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or internet by officers of the Fund or personnel of AAMI. The Fund has retained AST Fund Solutions, LLC to assist in the proxy solicitation. The fee for such services is estimated at $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for the Fund are not received by June 18, 2015, the chairman of the Meeting or the persons named as proxies in the proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. If submitted to a vote of stockholders, any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting and voting on that proposal. The persons named as proxies in the proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2016 annual meeting of stockholders of the Fund must be received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not later than December 12, 2015.

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at the 2016 annual meeting of stockholders must be received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to June 18, 2016.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

1735 Market Street, 32nd Floor
Philadelphia, PA 19103
April 10, 2015

0

ABERDEEN JAPAN EQUITY FUND, INC.

c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103

Proxy Solicited on Behalf of the Board of Directors for the
Annual Meeting of Stockholders on

June 18, 2015

The undersigned stockholder of Aberdeen Japan Equity Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any of them, as proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders (the “Meeting”) of the Fund, to be held at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, on June 18, 2015 at 11:00 a.m., New York time, and any and all adjournments or postponements thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast in accordance with the instructions given by the undersigned stockholder, but if this proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast iN favoR  of  Proposal 1 as set forth in this proxy card. in addition, the votes entitled to be cast by the undersigned will be cast, in the discretion of the proxy holder on such other business as may properly come before the meeting or any adjournments or postponements thereof.  The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Notice of annual meeting of stockholders and the accompanying Proxy statement, the terms of which are incorporated by reference.

CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

1.1	14475

ANNUAL MEETING OF STOCKHOLDERS OF

ABERDEEN JAPAN EQUITY FUND, INC.

June 18, 2015

Go GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting and Proxy Statement

are available at http://www.astproxyportal.com/ast/14192

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

  Please detach along perforated line and mail in the envelope provided.

20200000000000000000 6	061815

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.

To elect each of Radhika Ajmera and Martin J. Gruber as Class I Directors of the Fund to serve until the 2018 Annual Meeting of Stockholders of the Fund and until his or her successor is duly elected and qualifies:

	FOR ALL NOMINEES	NOMINEES: Radhika Ajmera Martin J. Gruber	Class I Director Class I Director
WITHHOLD AUTHORITY FOR ALL NOMINEES
FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.